UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
⌧	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Argan, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
⌧ No fee required.

☐ Fee paid previously with preliminary materials.

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

You May Vote Your Proxy When You View The Material On The Internet. You Will Be Asked To Follow The Prompts To Vote Your Shares. Argan, Inc. One Church Street, Suite 201 Rockville, Maryland 20850 Stockholders are cordially invited to attend the Annual Meeting and vote in person. The Proxy Materials are available for review at: http://www.cstproxy.com/arganinc/2023 CONTROL NUMBER ARGAN, INC. c/o Continental Proxy Services 1 State Street, New York, NY 10004 22262 Argan_Proxy_Notice Rev1 Front Notice of Annual Meeting of Stockholders To Be Held Tuesday, June 20, 2023 and Notice of Internet Availability of Proxy Materials Proxy Materials for the 2023 Annual Meeting of Stockholders are now available on the Internet. Important information regarding the Internet availability of the Company’s proxy materials, instructions for accessing your proxy materials and instructions for requesting paper or email copies of your proxy materials are provided on the reverse side of this Notice. Dear Shareholder, You are cordially invited to attend our 2023 Annual Meeting of Stockholders to be held on Tuesday, June 20, 2023 at 11:00 a.m., local time, at One Church Street, Room #104, Rockville, Maryland 20850. Proposals to be considered at the Annual Meeting: (1) The election of ten directors to our Board of Directors, each to serve until our 2024 Annual Meeting of Stockholders and until his/her successor has been elected and qualified or until his/her earlier resignation, death or removal. (2) To approve the allocation of 500,000 shares of our common stock reserved for issuance under the 2020 Stock Plan. (3) The non-binding advisory approval of our executive compensation (the “say-on-pay” vote). (4) The ratification of the appointment of Grant Thornton LLP as our independent registered public accountants for the fiscal year ending January 31, 2024. (5) The transaction of any other business that may properly come before the 2023 Annual Meeting of Stockholders or any adjournment or postponement of the meeting. The Board of Directors recommends a vote “FOR” the election to the Board of Directors of each of the ten nominees, and “FOR” proposals 2, 3 and 4. You are receiving this communication because you hold shares of our Common Stock, and the materials you should review before you cast your vote are now available. Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated, and returned the proxy card. Vote Your Proxy on the Internet: Go to http://www.cstproxyvote.com Have your notice available when you access the above website. Follow the prompts to vote your shares. MOBILE VOTING On your Smartphone/Tablet, open the QR Reader and scan the below image. Once the voting site is displayed, enter your Control Number from the proxy card and vote your shares.

Argan, Inc. One Church Street, Suite 201 Rockville, Maryland 20850 ACCESSING YOUR PROXY MATERIALS ONLINE Have this notice available when you request a paper copy of the proxy materials or to vote your proxy electronically. You must reference your Control number. REQUESTING A PAPER COPY OF THE PROXY MATERIALS By telephone please call 1-888-221-0691, or By logging on to http://www.cstproxy.com/arganinc/2023 or By email at: proxy@continentalstock.com Please include the company name and your control number in the subject line. 22262 Argan_Proxy_Notice Rev1 Back Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be Held on Tuesday, June 20, 2023 The following Proxy Materials are available to you to review at http://www.cstproxy.com/arganinc/2023 This is not a ballot. You cannot use this notice to vote your shares. This communication presents an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. If you would like to receive a paper or e-mail copy of these documents, you must request one. There is no charge for such documents to be mailed to you. Please make your request for a copy as instructed below on or before June 6, 2023 to facilitate a timely delivery. You may also request that you receive paper copies of all future proxy materials from the Company. - the Company’s Annual Report for the year ended January 31, 2023, - the Company’s 2023 Proxy Statement, - the Proxy Card, and - any amendments to the foregoing materials that are required to be furnished to stockholders.